Exhibit B-2


                             CONSENT LETTER

                               Concerning
        Solicitation of Consents to Amendment of the Indenture
                   Dated as of May 1, 1971 Governing
     5 3/4% Debentures due August 1, 2003, CUSIP No. 209615 BM4
     6 5/8% Debentures due December 1, 2013, CUSIP No. 209615 BN2

                                Issued By

                     CONSOLIDATED NATURAL GAS COMPANY

               The Tabulation Agent for the Solicitation is:

                           D. F. King & Co., Inc.


By Hand, Mail or                           By Facsimile Transmission:
Overnight Courier:                         (212)809-8839


77 Water Street, 20th Floor                Confirm by Telephone:
New York, NY  10005                        (212)269-5550
                                               Ext. 6830

	_______________________________________________________________________

	THE SOLICITATION OF CONSENTS TO AMEND THE INDENTURE WILL EXPIRE
	AT 5:00 P.M., NEW YORK CITY TIME, ON _______, 2001 (THE "EXPIRATION DATE"), UNLESS THE SOLICITATION IS EXTENDED FOR A SPECIFIED PERIOD OF TIME OR ON A DAILY BASIS UNTIL THE REQUIRED CONSENTS HAVE BEEN RECEIVED. CONSENTS MAY BE REVOKED AT ANY TIME UNTIL THE EFFECTIVE TIME
	(WHICH MAY OCCUR BEFORE THE EXPIRATION DATE) AS FURTHER DESCRIBED
	UNDER "THE SOLICITATION - REVOCATION OF CONSENTS" IN THE CONSENT SOLICITATION STATEMENT.

	________________________________________________________________________

	     This Consent Letter is delivered in response to the Consent Solicitation Statement dated February __, 2001 relating to the
	solicitation by Consolidated Natural Gas Company (the "Company") of consents of registered holders ("Holders") of Debentures (the "Debentures") issued under the Indenture dated as of May 1, 1971 and initially entered into between the Company and Manufacturers Hanover Trust Company, as Trustee (the "1971 Indenture") to amend the 1971 Indenture as described in the Consent Solicitation Statement. Capitalized terms used in this letter, but not otherwise defined, will have the meanings given to such terms in the Consent Solicitation Statement.

	     HOLDERS WHO DO NOT DELIVER A PROPERLY COMPLETED AND DULY EXECUTED CONSENT LETTER TO THE TABULATION AGENT BEFORE THE EXPIRATION DATE WILL NOT RECEIVE THE CONSENT FEE.

	     This Consent Letter should not be delivered to any person other than the above-named Tabulation Agent. Holders should not tender or deliver Debentures at any time.

	     The terms of the solicitation set forth in the Consent Solicitation Statement under "SOLICITATION" are incorporated herein by reference and form part of the terms and conditions of this Consent Letter.

	     In order to consent, each Holder must complete and sign this Consent Letter (or a facsimile thereof), and mail or deliver this Consent Letter (or such facsimile) under the procedures set forth herein. SEE INSTRUCTION 4 IN THIS CONSENT LETTER.

	     By execution of this Consent Letter, I/we acknowledge receipt of the Consent Solicitation Statement.

	     I/we represent and warrant that I/we have full power and authority to execute and deliver this Consent Letter. I/we will, upon request, execute and deliver any additional documents the Company determines are necessary or desirable to effect my/our instruction or evidence such power and authority.

	     I/we hereby irrevocably constitute and appoint the Tabulation Agent my/our agent and attorney-in-fact (with full knowledge that the Tabulation Agent also acts as the agent of the Company) with respect to the consent given hereby, with full power of substitution to deliver this Consent Letter to the Company and the Trustee. From and after the Effective Time, the power of attorney granted in this paragraph will be irrevocable and coupled with an interest.

	     I/we understand that consents delivered under any of the procedures described under "THE SOLICITATION" in the Consent Solicitation Statement and in the instructions to this Consent Letter will constitute a binding agreement between me/us and the Company upon the terms and subject to the conditions in the Consent Solicitation Statement and this Consent Letter.

	     All authority conferred or agreed to be conferred by this Consent Letter will survive my/our death, incapacity, dissolution or liquidation and all of my/our obligations under this Consent Letter will be binding upon my/our heirs, personal representatives, successors and assigns.


INSTRUCTIONS:

	To consent, please so indicate by marking the box below "For" the amendments and providing in the table below the aggregate principal amount for which a consent is given. If no aggregate principal amount is provided, you will have given or revoked (depending on which box is marked) a consent with respect to the entire aggregate principal amount of the Debentures that you hold. If neither of the boxes is marked with respect to any Debentures, and this Consent Letter is signed in the space provided below, you will have given a consent (i.e., voted "For" the amendments) with respect to the entire aggregate principal amount of the Debentures that you hold. Please sign your name and date below to evidence your consent to the amendment of the 1971 Indenture as described in the Consent Solicitation Statement and to evidence appointment of the Tabulation Agent as your agent and attorney-in-fact in connection with the Consent Letter. If the space provided below is inadequate, list the necessary information on a separate signed schedule and attach the schedule to this Consent Letter.


_________________________________________________________________________
	I/we have listed below the aggregate principal amount of Debentures which I/we hold for which a consent is given or revoked.

	Aggregate Principal Amount of 5 3/4% Debentures due August 1, 2003 with respect to which a consent is given or revoked:  $ ___________________For
							       $ ___________________Revoked


	Aggregate Principal Amount of 6 5/8% Debentures due December 1, 2013
with respect to which a consent is given or revoked:
                                                 $ ___________________For
							       $ ___________________Revoked

	If no aggregate principal amount is provided above with respect to the Debentures, I/we understand that I will have given or revoked (depending on which box is marked) a consent with respect to the entire aggregate principal amount of the Debentures which I/we hold. If neither of the boxes is marked with respect to the Debentures, and this Consent Letter is signed in the space provided below, I understand that I/we will have given a consent (i.e., voted "For" the amendments) with respect to the entire aggregate principal amount of the Debentures which I/we hold.

____________________________________________________________________________

SPECIAL PAYMENT INSTRUCTIONS                    SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the 				To be completed ONLY if the
check for the consent fee is				check for the consent fee is
to be issued in the name of 				to be sent to an address
someone OTHER than the Holder.			OTHER than the address of the
                                                Holder,or if the box
                                                immediately to the left is
Issue Check in the Name of:                     filled in, OTHER than the
                        				address appearing in that box.
Name

_____________________________
	(Please Print)	                        Deliver Check to:

Address:_____________________				Name ________________________
_____________________________                           (Please Print)
         (Zip Code)

_____________________________                  	Address:_____________________
(Tax Identification or Social
       Security Number)
                                                _____________________________
          					                  (Including Zip Code)

____________________________________________________________________________


             I/WE AUTHORIZE THE TABULATION AGENT TO DELIVER THIS CONSENT
            LETTER TO CONSOLIDATED NATURAL GAS COMPANY AND/OR THE TRUSTEE.

____________________________________________________________________________
                        IMPORTANT - READ CAREFULLY

	     Holders must execute this Consent Letter exactly as their name(s) appear(s) on the certificates for the Debentures. If signature is by a trustee, partner, personal representative, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit proper evidence of authority to act satisfactory to the Company.

                                SIGN HERE
	___________________________________________________________________
	___________________________________________________________________
	Dated: ____________________________________________________________
	Name(s):___________________________________________________________
	___________________________________________________________________
                              (Please Print)

	Capacity: _________________________________________________________
	Address:___________________________________________________________
                           (Include Zip Code)

	Area Code and Telephone No.: (___)_________________________________

	Tax Identification or Social Security No.: ________________________


________________________________________________________________________


                       IMPORTANT TAX INFORMATION

	Under current U.S. federal income tax law, a Holder who receives a consent fee from the Company may be required by law to provide the Company and the Tabulation Agent with its correct taxpayer identification number (e.g., social security number or employer identification number). A Substitute W-9 is provided below for such purposes. To prevent backup withholding, each Holder that is a United States person must either (A) complete the Substitute Form W-9, certifying (under penalties of perjury) that the taxpayer identification number provided is correct (or that such Holder is awaiting assignment of a taxpayer identification number) and that either (I) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report interest or dividends or (II) the IRS has notified the Holder that such Holder is no longer subject to backup withholding or (B) provide an adequate basis for an exemption from backup withholding. If the Company and the Tabulation Agent are not provided with the correct taxpayer identification number, the Holder may be subject to a penalty imposed by the IRS and may be subject to backup withholding.

	Certain Holders (including, among others, corporations) are not subject to these backup withholding and reporting requirements. Non-U.S. Holders may establish their status as exempt recipients by submitting to the Company or the Tabulation Agent a properly completed Substitute Form W-8 (a copy of which may be obtained from the Company or the Tabulation Agent upon request) attesting to such Holder's exempt status.

	Holders are urged to consult their own tax advisors to determine the application of these backup withholding and reporting requirements to them. For additional information see
"CERTAIN FEDERAL INCOME TAX CONSEQUENCES" in the Consent
Solicitation Statement.

	If backup withholding applies, the Company is required to withhold 31 percent of any consent fee paid to a Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.


                TO BE COMPLETED BY ALL CONSENTING HOLDERS
             PAYOR'S NAME:  CONSOLIDATED NATURAL GAS COMPANY


__________________________________________________________________________
             PAYER:___________________________________
__________________________________________________________________________
SUBSTITUTE      Part I - PLEASE PROVIDE    Part III - Social Security
                               YOUR TIN IN THE BOX AT   No. OR Employer
Form W-9             RIGHT AND CERTIFY BY     Identification No.
                               SIGNING AND DATING
Dept. of Treasury   BELOW
Internal Revenue
Service                                         ___________________________
                                                (if awaiting TIN write
		      "Applied For")
  ___________________________________________
Payor's Request for     Part II - For Payees exempt from backup withholding,
Taxpayer Identifi-          see the enclosed Guidelines for Certification of
cation Number (TIN)    Taxpayer Identification Number on Substitute Form W-9
and                                  and complete as instructed therein.
Certification
____________________________________________

Certification - Under penalties of perjury I certify that:

(1) The Number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number of be issued to me); and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions - You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding do not cross out item (2).
(Also see Instructions on the enclosed Guidelines)

Signature ______________________________________
Date _____________________________

_______________________________________________________________________________
NOTE:  FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT
IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU.  PLEASE REVIEW
THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.
_______________________________________________________________________________

_______________________________________________________________________________
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration
Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments made to me thereafter will be withheld until I provide a number.

Signature __________________________________________
Date ____________________________________

____________________________________________________________________________

                              INSTRUCTIONS
                FORMING PART OF THE TERMS AND CONDITIONS
                         OF THIS CONSENT LETTER

	1.	Expiration Date.  Subject to the terms and conditions
set forth herein and in the Consent Solicitation Statement, the solicitation will be open until the Expiration Date. Consents may be revoked at any time before the Effective Time on the terms and subject to the conditions set forth in the Consent
Solicitation Statement.  CONSENTS MAY NOT BE REVOKED AFTER THE
EFFECTIVE TIME.

	2.	Delivery of this Consent Letter.  Subject to the terms
and conditions of the solicitation, a properly completed and duly executed copy of this Consent Letter and any other documents required by this Consent Letter must be received by the Tabulation Agent at its address or facsimile number set forth on the face of this Consent Letter before the Expiration
Date. The method of delivery of this Consent Letter and all other required documents to the Tabulation Agent is at the election and risk of the Holder and, except as otherwise provided below, delivery will be deemed made only when actually received by the Tabulation Agent. In all cases, sufficient time should be allowed to assure timely delivery. NO CONSENT LETTER
SHOULD BE SENT TO ANY PERSON OTHER THAN THE TABULATION AGENT.

	3.	Questions Regarding Validity, Form, Legality, etc.
All questions as to the validity, form and legality (including time of receipt) of Consent Letters will be determined by the Company, whose determination will be final and binding, subject to the terms of the 1971 Indenture. The Company reserves the right to reject any or all Consent Letters that are not in proper form or the acceptance of which could, in the opinion of the Company or its counsel, be unlawful. The interpretation of the terms and conditions of the solicitation (including the instructions in the Consent Solicitation Statement and in this Consent Letter) by the Company will be final and binding. The Company also reserves the right, subject to the terms of the 1971 Indenture, to waive any defects or irregularities in connection with deliveries of particular Consent Letters.
Unless waived by the Company, in its sole discretion, any irregularities in connection with Consent Letters must be cured within such time as the Company determines. None of the Company or any of its affiliates, the Tabulation Agent, the Trustee, the Solicitation Agent or any other person will be under any duty to give any notice of any such defects or irregularities or waivers, nor will any of them incur any liability for failure to give such notice. Deliveries of Consent Letters will not be deemed to have been made until any irregularities or defects therein have been cured or waived.

	4.	Signatures on this Consent Letter.  Holders must
execute this Consent Letter exactly as their name(s) appear(s) on the certificates for the Debentures. No alternative, conditional, irregular or contingent instructions will be accepted. If this Consent Letter is signed by a trustee, partner, personal representative, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and evidence of authority to act satisfactory to the Company must be submitted with this Consent Letter.

	5.	Consent Fee Payment Instructions.  Please indicate in
this Consent Letter to whom consent fee payments should be made and to which address such payments should be mailed.

	6.	Revocation.  Before the Effective Time, any Holder
(including any successor Holder) may revoke any consent given as to its Debentures or any portion of its Debentures (in integral multiples of $1,000). A Holder desiring to revoke a consent must, before that time, deliver to the Tabulation Agent at the address set forth on the back cover page of the Consent Solicitation Statement and on the face of this Consent Letter a written revocation of such consent in the form of a subsequent Consent Letter with the "Revoked" box marked,including the principal amount to which such revocation relates and the signature of such Holder.

	The Company reserves the right to contest the validity of any revocation and all questions as to validity (including time of receipt) of any revocation will be determined by the Company in its sole discretion, which determination will be conclusive and binding subject to the terms of the 1971 Indenture. None of the Company or any of its affiliates, the Solicitation Agent, the Tabulation Agent, the Trustee or any other person will be under any duty to give notice of any defects or irregularities with respect to any revocation nor shall any of them incur any liability for failure to give such notice.

	7.	Requests for Assistance or Additional Copies.
Requests for assistance in filling out and delivering Consent Letters or for additional copies of the Consent Solicitation Statement and this Consent Letter should be directed to the Information Agent, whose address and telephone numbers are set forth on the back cover pages of this Consent Letter and the Consent Solicitation Statement. Questions relating to the terms and conditions of the Solicitation should be directed to Information Agent or the Solicitation Agent, whose addresses and telephone numbers are set forth on the back cover page of this Consent Letter and the Consent Solicitation Statement or to your broker, dealer, commercial bank or trust company. This Consent Letter should be delivered only to the Tabulation Agent at the address or facsimile number set forth on the face of this Consent Letter.



             The Solicitation Agent for the Solicitation is:

                        MORGAN STANLEY DEAN WITTER
                        Liability Management Group
                        1585 Broadway, Second Floor
                         New York, New York  10036
                      Call Toll Free:  1-800-624-1808


              The Tabulation Agent for the Solicitation is:

                          D. F. King & Co., Inc.
                   By Hand, Mail or Overnight Courier:

                       77 Water Street, 20th Floor
                           New York, NY  10005

                        By Facsimile Transmission:

                               212-809-8839

                          Confirming Telephone:

                               212-269-5550
                                 Ext.  6830

Requests for assistance in filling our and delivering consents or requests for additional copies of the consent solicitation statement or the consent letter may be directed to the Information Agent.

              The Information Agent for the Solicitation is:

                         D. F. King & Co., Inc.

                      77 Water Street, 20th Floor
                          New York, NY  10005

                        Banks and Brokerage call:
                         212-269-5550 (collect)
                            All others call:
                        800-207-3158 (toll free)